AMENDED AND RESTATED
                                     BY-LAWS
                                       OF
                          EDAC TECHNOLOGIES CORPORATION



                                      As of

                                February 19, 2002

                                 REFERENCE TABLE

                              AMENDED AND RESTATED
                                   BY-LAWS OF

                          EDAC TECHNOLOGIES CORPORATION

Section       Subject  Matter                                               Page
-------       ---------------                                               ----

     I.       OFFICES
              -------

     1.01     Principal  and  Business  Offices                             I-1
     1.02     Registered  Office                                            I-1


     II.      SHAREHOLDERS
              ------------

     2.01     Annual  Meeting                                               II-1
     2.02     Special  Meeting                                              II-1
     2.03     Place  of  Meeting                                            II-1
     2.04     Notice  of  Meeting                                           II-1
     2.05     Advance  Notice  of  Shareholder  Nominees  and  Shareholder
              Business  at  an  Annual  Meeting                             II-2
     2.06     Closing  of  Transfer  Books  or  Fixing  of  Record Date     II-3
     2.07     Voting  Lists                                                 II-4
     2.08     Quorum;  Adjournment                                          II-4
     2.09     Conduct  of  Meetings                                         II-5
     2.10     Proxies                                                       II-5
     2.11     Voting  of  Shares                                            II-5
     2.12     Voting  of  Shares  by  Certain  Holders                      II-5
              (a)     Other  Corporations                                   II-5
              (b)     Legal  Representatives  and  Fiduciaries              II-6
              (c)     Pledges                                               II-6
              (d)     Treasury  Stock  and  Subsidiaries                    II-6
              (e)     Minors                                                II-6
              (f)     Incompetents  and  Spendthrifts                       II-6
              (g)     Joint  Tenants                                        II-7
     2.13     Waiver  of  Notice  by  Shareholders                          II-7
     2.14     Unanimous  Consent  Without  Meeting                          II-7


                                        i

Section       Subject  Matter                                               Page
-------       ---------------                                               ----

     III.     BOARD  OF  DIRECTORS
              --------------------

     3.01     General  Powers  and  Number                                  III-1
     3.02     Tenure  and  Qualifications                                   III-1
     3.03     Regular  Meetings                                             III-1
     3.04     Special  Meetings                                             III-1
     3.05     Notice;  Waiver                                               III-2
     3.06     Quorum                                                        III-2
     3.07     Manner  of  Acting                                            III-2
     3.08     Conduct  of  Meetings                                         III-2
     3.09     Vacancies                                                     III-3
     3.10     Compensation                                                  III-3
     3.11     Presumption  of  Assent                                       III-3
     3.12     Committees                                                    III-3
     3.13     Unanimous  Consent  Without  Meeting                          III-4


     IV.      OFFICES
              -------

     4.01     Number                                                        IV-1
     4.02     Election  and  Term  of  Office                               IV-1
     4.03     Removal                                                       IV-1
     4.04     Vacancies                                                     IV-1
     4.05     Chairman  of  the  Board                                      IV-1
     4.06     Chief  Executive  Officer                                     IV-2
     4.07     President                                                     IV-3
     4.08     The  Executive  Vice  President                               IV-4
     4.09     The  Vice  Presidents                                         IV-4
     4.10     The  Secretary                                                IV-4
     4.11     The  Treasurer                                                IV-5
     4.12     Assistant  Secretaries  and  Assistant  Treasurers            IV-5
     4.13     Other  Assistants  and  Acting  Officers                      IV-5
     4.14     Salaries                                                      IV-6


     V.       CONTRACTS  BETWEEN  CORPORATION  AND  RELATED  PERSONS        V-1
              ------------------------------------------------------

                                       ii

Section       Subject  Matter                                               Page
-------       ---------------                                               ----

     VI.      CONTRACTS,  LOANS,  CHECKS  AND  DEPOSITS;
              -----------------------------------------
              SPECIAL  CORPORATE  ACTS
              ------------------------

     6.01     Contracts                                                      VI-1
     6.02     Loans                                                          VI-1
     6.03     Checks,  Drafts,  etc.                                         VI-1
     6.04     Deposits                                                       VI-1
     6.05     Voting  of  Securities  Owned  by  this  Corporation           VI-1


     VII.     CERTIFICATES  FOR  SHARES  AND  THEIR  TRANSFER
              -----------------------------------------------

     7.01     Certificates  for  Shares                                     VII-1
     7.02     Facsimile  Signatures  and  Seal                              VII-1
     7.03     Signature  by  Former  Officers                               VII-1
     7.04     Transfer  of  Shares                                          VII-1
     7.05     Lost,  Destroyed  or  Stolen  Certificates                    VII-2
     7.06     Consideration  for  Shares                                    VII-2
     7.07     Restrictions  on  Transfer                                    VII-2
     7.08     Stock  Regulations                                            VII-2


     VIII.    INDEMNIFICATION
              ---------------

     8.01     Actions  Other  Than  by  Corporation                         VIII-1
     8.02     Actions  by  or  in  the  Right  of  Corporation              VIII-1
     8.03     Successful  Defense  of  Actions                              VIII-2
     8.04     Procedure  for  Indemnification                               VIII-2
     8.05     Advance  Payment  of  Expenses                                VIII-2
     8.06     Other  Rights                                                 VIII-2
     8.07     Severability  of  Provisions                                  VIII-3
     8.08     Purchase  of  Insurance                                       VIII-3


     IX       SEAL                                                          IX-1
              ----


     X        AMENDMENTS
              ----------

     10.01    By  Shareholders                                              X-1
     10.02    By  Directors                                                 X-1
     10.03    Implied  Amendments                                           X-1


                              AMENDED AND RESTATED
                                     BY-LAWS

                                       OF

                          EDAC TECHNOLOGIES CORPORATION


                               ARTICLE I.  OFFICES


     SECTION  1.01.  Principal  and  Business  Offices. The Corporation may have
                     ---------------------------------
such principal and other business offices, either within or without the State of Wisconsin, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

     SECTION 1.02.  Registered Office.  The registered office of the Corporation
                    -----------------
required by the Wisconsin Business Corporation Law to be maintained in the State of Wisconsin may be, but need not be, identical with the principal office in the State of Wisconsin, and the address of the registered office may be changed from time to time by the Board of Directors. The business office of the registered agent of the Corporation shall be identical to such registered office.

                            ARTICLE II.  SHAREHOLDERS


     SECTION  2.01.  Annual  Meeting.  The  annual  meeting  of the shareholders
                     ---------------
shall be held on the first Monday of the month of May or at such other date as may be authorized by the Board of Directors and set forth in the Notice of meeting, for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday of the State of Wisconsin, such meeting shall be held on the next succeeding business day. If the election of Directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as conveniently may be.

     SECTION  2.02.  Special Meeting.  Special meetings of the shareholders, for
                     ---------------
any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board, President or the Board of Directors, and shall be called by the President at the written request (a) of the holders of not less than 10% of all shares of the Corporation entitled to vote at the meeting, or
(b)  of  a  majority  of  the  directors  then  in  office.

     SECTION  2.03.  Place of Meeting.  The Board of Directors may designate any
                     ----------------
place, either within or without the State of Wisconsin, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the State of Wisconsin, as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal business office of the Corporation in the State of Wisconsin or such other suitable place in the county of such principal office as may be designated by the person calling such meeting, but any meeting may be adjourned to reconvene at any place designated by vote of a majority of the shares represented thereat.

     SECTION  2.04.  Notice  of  Meeting.  Written notice stating the place, day
                     -------------------
and hour of the meeting and (a) in case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (b) in the case of the annual meeting, those matters which the Board of Directors, at the time of giving the notice, intends to present for action by the shareholders (but any proper matter may be presented at the meeting for such action). Such notice shall be delivered not less than 10 nor more than 60 days before the date of the meeting.

     Written notice of any meeting of shareholders shall be given either personally or by mail or other written communication by or at the direction of the President, or the Secretary, or other officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given at the time when delivered personally or when deposited in the United States mail or sent by other means of written communication, addressed to the shareholder at his address as it appears on the stock record books of the Corporation, with postage thereon prepaid.

An affidavit of the mailing or other means of giving any notice of any shareholders' meeting, executed by the Secretary or any transfer agent of the Corporation giving the notice, shall be prima facie evidence of the proper giving of such notice.

     SECTION  2.05.  Advance  Notice  of  Shareholder  Nominees  and Shareholder
                     -----------------------------------------------------------
Business at Meetings of Shareholders.  Nominations for the election of directors
------------------------------------
and business proposed to be brought before any meeting of shareholders (whether an annual meeting or a special meeting) may be made by the Board of Directors or by any shareholder entitled to vote in the election of directors generally if such nomination or business proposed is brought before the meeting in accordance with the procedures set forth in these By-Laws and is otherwise proper business before such meeting. A shareholder may nominate one or more persons for election as directors at a meeting of shareholders or propose business to be brought before a meeting of shareholders, or both, only if such shareholder has given timely notice in proper written form of his or her intent to make such nomination or nominations or to propose such business. To be timely, such shareholder's notice must be delivered to or mailed to and received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the later of (i) the 60th calendar day prior to the date of such meeting or (ii) the 10th calendar day following the day on which public announcement is first made of the date of such meeting. In no event shall the public announcement of an adjournment of a meeting commence a new time period for the giving of a shareholder's notice described above. For purposes of these By-Laws, "public announcement" shall mean disclosure in a press release reported by Business Wire, PR Newswire, Associated Press or comparable news service or in a document publicly filed with the Securities and Exchange Commission (including, without limitation, a Form 8-K) pursuant to Section 13, 14 or 15(d). To be in proper form, a shareholder's notice to the Secretary shall set forth:

     (a) the name and address of the shareholder who intends to make the nominations or propose the business, if applicable, the name and address of the person or persons to be nominated, and, if applicable, a reasonably detailed description of each matter of business to be proposed;

     (b) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting, that the shareholder will continue to be a holder of record of stock of the Corporation as of the date of such meeting and, if applicable, that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

     (c) if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

     (d) such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Directors; and

     (e) if applicable, the consent of each nominee to serve as director of the Corporation if so elected.

     The chairman of the meeting shall refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

     SECTION 2.06.  Closing of Transfer Books or Fixing of Record Date.  For the
                    --------------------------------------------------
purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 70 days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least 10 days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 70 days and, in case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the close of business on the date on which notice of the meeting is mailed or on the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall be applied to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

     SECTION  2.07.  Voting  Lists.  The  officer  or agent having charge of the
                     -------------
stock transfer books for shares of the Corporation shall, before each meeting of shareholders, make a complete list of the record shareholders entitled to vote at such meeting, or any adjournment thereof, with the address of and the number of shares held by each which list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purpose of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders. Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

     SECTION  2.08.  Quorum;  Adjournment.  Except  as otherwise provided in the
                     --------------------
Articles of Incorporation, a majority of the shares issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders unless the vote of a greater number or voting by classes is required by law or the Articles of Incorporation. An annual or special meeting of shareholders may be adjourned, even though less than a quorum of the outstanding shares are represented at the meeting, by either (a) the chairman of the meeting or (b) a majority of the shares so represented from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. When a meeting is adjourned to another time and place, unless these Amended and Restated By-Laws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. If after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

     SECTION  2.09.  Conduct of Meetings.  The Chairman of the Board, and in his
                     -------------------
absence,  the President or a Vice President in the order provided under SECTIONS
4.07 and 4.08 and in their absence, any person chosen by the shareholders present shall call the meeting of the shareholders to order and shall act as chairman of the meeting. The chairman of any meeting of shareholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The Secretary of the Corporation shall act as secretary of all meetings of the shareholders, but, in the absence of the Secretary, the chairman of the meeting may appoint any other person to act as secretary of the meeting.

     SECTION  2.10.  Proxies.  At  all  meetings  of shareholders, a shareholder
                     -------
entitled to vote may vote in person or by proxy appointed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. Unless otherwise provided in the proxy, a proxy may be revoked at any time before it is voted, either by written notice filed with the Secretary or the acting secretary of the meeting or by oral notice given by the shareholder to the presiding officer during the meeting. The presence of a shareholder who has filed his proxy shall not of itself constitute a revocation. No proxy shall be valid after 11 months from the date of its execution, unless otherwise provided in the proxy. The Board of Directors shall have the power and authority to make rules establishing presumption as to the validity and sufficiency of proxies.

     SECTION  2.11.  Voting of Shares.  Each outstanding share shall be entitled
                     ----------------
to one vote upon each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are enlarged, limited or denied by the Articles of Incorporation.

     SECTION  2.12.  Voting  of  Shares  by  Certain  Holders.
                     ----------------------------------------

          (a)     Other  Corporations.  Shares  standing  in the name of another
                  -------------------
corporation may be voted either in person or by proxy, by the president of such corporation or any other officer appointed by such president. A proxy executed by any principal officer of such other corporation or assistant thereto shall be conclusive evidence of the signer's authority to act, in the absence of express notice to this Corporation, given in writing to the Secretary, of the designation of some other person by the Board of Directors or the By-Laws of such other corporation.

          (b)     Legal  Representatives  and  Fiduciaries.  Shares  held  by an
                  ----------------------------------------
administrator, executor, guardian, conservator, trustee in bankruptcy, receiver or assignee for creditors may be voted by him either in person or by proxy, without a transfer of such shares into his name, provided that there is filed with the Secretary before or at the time of meeting proper evidence of his incumbency and the number of shares held. Shares standing in the name of a fiduciary may be voted by him, either in person or by proxy. A proxy executed by a fiduciary shall be conclusive evidence of the signer's authority to act, in the absence of express notice to this Corporation, given in writing to the Secretary of this Corporation. that such manner of voting is expressly prohibited or otherwise directed by the document creating the fiduciary relationship.

          (c)     Pledges.  A  shareholder  whose  shares  are  pledged shall be
                  -------
entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

          (d)     Treasury Stock and Subsidiaries.  Neither treasury shares, nor
                  -------------------------------
shares held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation is held by this Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares entitled to vote, but shares of its own issue held by this Corporation in a fiduciary capacity, or held by such other corporation in a fiduciary capacity, may be voted and shall be counted in determining the total number of outstanding shares entitled to vote.

          (e)     Minors.  Shares  held by a minor may be voted by such minor in
                  ------
person or by proxy and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary of the Corporation has received written notice or has actual knowledge that such shareholder is a minor.

          (f)     Incompetents  and Spendthrifts.  Shares held by an incompetent
                  ------------------------------
or spendthrift may be voted by such incompetent or spendthrift in person or by proxy and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary of the Corporation has actual knowledge that such shareholder has been adjudicated an incompetent or spendthrift or actual knowledge of filing of judicial proceedings for appointment of a guardian.

          (g)     Joint  Tenants.  Shares registered in the names of two or more
                  --------------
individuals who are named in the registration as joint tenants may be voted in person or by proxy signed by any one or more of such individuals if either (a) no other such individual or his legal representative is present and claims the right to participate in the voting of such shares or prior to the vote files with the Secretary of the Corporation a contrary written voting authorization or direction or written denial of authority of the individual present or signing the proxy proposed to be voted or (b) all such other individuals are deceased and the Secretary of the Corporation has no actual knowledge that the survivor has been adjudicated not to be the successor to the interests of those deceased.

     SECTION  2.13.  Waiver  of  Notice  by  Shareholders.  Whenever  any notice
                     ------------------------------------
whatever is required to be given to any shareholder of the Corporation under the Articles of Incorporation or these Amended and Restated By-Laws or any provision of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the shareholder entitled to such notice, shall be deemed equivalent to the giving of such notice; provided that such waiver in respect to any matter of which notice is required under any provision of the Wisconsin Business Corporation Law shall contain the same information as would have been required to be included in such notice, except the time and place of meeting.

     SECTION  2.14.  Unanimous  Consent Without Meeting.  Any action required to
                     ----------------------------------
be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                        ARTICLE III.  BOARD OF DIRECTORS


     SECTION 3.01.  General Powers and Number.  Subject to the provisions of the
                    -------------------------
Wisconsin Business Corporation Law and to any limitations in the Articles of Incorporation or these Amended and Restated By-Laws relating to action required to be approved by the shareholders , the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

     The number of directors which shall constitute the whole Board of Directors of the Corporation shall be no less than five and no more than nine, as may be designated from time to time by the Board of Directors. A majority of the Board of Directors shall not be employees of the Corporation.

     SECTION  3.02.  Tenure and Qualifications.  Directors need not be residents
                     -------------------------
of the State of Wisconsin or shareholders of the Corporation. Each director shall hold office until the next annual meeting of shareholders, or until his prior death, resignation or removal. A director may resign at any time by filing his written resignation with the Secretary of the Corporation. A director may not be removed from office by the shareholders except for cause and such removal for cause by the shareholders shall require the affirmative vote of a majority of the outstanding shares entitled to vote for the election of such director, taken at a meeting of shareholders called for that purpose and the meeting notice shall state that the purpose, or one of the purposes, of the meeting is the removal of such director.

     SECTION  3.03.  Regular  Meetings.  A  regular  meeting  of  the  Board  of
                     -----------------
Directors shall be held without other notice than this SECTION 3.03 immediately after the annual meeting of shareholders, and each adjourned session thereof. The place of such regular meeting shall be the same as the place of the meeting of shareholders which precedes it, or such other suitable place as may be announced at such meeting of shareholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Wisconsin, for the holding of additional regular meetings without other notice than such resolution.

     SECTION  3.04.  Special  Meetings.  Special  meetings  of  the  Board  of
                     -----------------
Directors may be called by or at the request of the President, Secretary or any three directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Wisconsin, as the place for holding any special meeting of the Board of Directors called by them,

                                      III-1
and if no other place is fixed, the place of meeting shall be the principal business office of the Corporation in the State of Wisconsin.

     SECTION  3.05.  Notice;  Waiver.  Notice  of  each  meeting of the Board of
                     ---------------
Directors (unless otherwise provided in or pursuant to SECTION 3.03) shall be given by written notice delivered personally or mailed or given by telegram to each director at his business address or at such other address as such director shall have designated in writing filed with the Secretary, in each case not less than 48 hours prior thereto if by mail, and not less than 24 hours if by telegram or personal delivery. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company.

     Whenever any notice whatever is required to be given to any director of the Corporation under the Articles of Incorporation or these Amended and Restated By-Laws or any provision of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the director entitled to such notice, shall be deemed equivalent to the giving of such notice. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting and objects thereat to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     SECTION  3.06.  Quorum.  Except  as  otherwise  provided  by  law or by the
                     ------
Articles of Incorporation or these Amended and Restated By-Laws, a majority of the number of directors set forth in SECTION 3.01 shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but a majority of the directors present (though less than such quorum) may adjourn the meeting from time to time without further notice.

     SECTION  3.07.  Manner of Acting.  The act of the majority of the directors
                     ----------------
present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by law or by the Articles of Incorporation or these Amended and Restated By-Laws.

     SECTION  3.08.  Conduct  of Meetings.  The President, and in his absence, a
                     --------------------
Vice  President who is a director, in the order provided under SECTIONS 4.07 and
4.08 and in their absence, any director chosen by the director present, shall call

                                      III-2
meetings of the Board of Directors to order and shall act as chairman of the meeting. The Secretary of the Corporation shall act as secretary of all meetings of the Board of Directors, but in the absence of the Secretary, the residing officer may appoint any Assistant Secretary or any director or other person present to act as secretary of the meeting.

     SECTION 3.09.  Vacancies.  Any vacancy occurring in the Board of Directors,
                    ---------
including a vacancy created by an increase in the number of directors, may be filled until the next succeeding annual election by the affirmative vote of a majority of the directors then in office, though less than a quorum of the Board of Directors; provided that in case of a vacancy created by the removal of a director by vote of the shareholders, the shareholders shall have the right to fill such vacancy at the same meeting or any adjournment thereof.

     SECTION  3.10.  Compensation.  The  Board of Directors, by affirmative vote
                     ------------
of a majority of the directors then in office, and irrespective of any personal interest of any of its members, may establish reasonable compensation of all directors for services to the Corporation as directors, officers or otherwise, or may delegate such authority to an appropriate committee. Members of the Board shall be paid their expenses, if any, of attendance at each meeting of the Board at any place other than the county in which the principal business office of the Corporation in the State of Wisconsin is located. The Board of Directors also shall have authority to provide for or to delegate authority to an appropriate committee to provide for reasonable pensions, disability or death benefits and other benefits or payments, to directors, officers and employees and to their estates, families, dependents or beneficiaries on account of prior services rendered by such directors, officers and employees to the Corporation.

     SECTION 3.11.  Presumption of Assent.  A director of the Corporation who is
                    ---------------------
present at a meeting of the Board of Directors or a committee thereof of which he is a member at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     SECTION 3.12.  Committees.  The Board of Directors by resolution adopted by
                    ----------
the  affirmative  vote  of  a  majority  of the number of directors set forth in
SECTION  3.01  may  designate  one or more committees, each committee to consist

                                      III-3
of three or more directors elected by the Board of Directors, which to the extent provided in said resolution as initially adopted, and as thereafter supplemented or amended by further resolution adopted by a like vote, shall have and may exercise, when the Board of Directors is not in session, the powers of the Board of Directors in the management of the business and affairs of the Corporation, except action in respect to dividends to shareholders, election of the principal officers or the filling of vacancies in the Board of Directors or committees created pursuant to this section. The Board of Directors may elect one or more of its members as alternate members of any such committee who may take the place of any absent member or members at any meeting of such committee, upon request by the President or upon request by the chairman of such meeting. Each such committee shall fix its own rules governing the conduct of its activities, so long as such rules are not inconsistent with the provisions of these Amended and Restated By-Laws. Each committee shall keep regular minutes and shall make such reports to the Board of Directors of its activities as the Board of Directors may request.

     SECTION  3.13.  Unanimous  Consent Without Meeting.  Any action required or
                     ----------------------------------
permitted by the Articles of Incorporation or these Amended and Restated By-Laws or any provision of law to be taken by the Board of Directors at a meeting or by resolution may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the directors then in office.

                                      III-4

                              ARTICLE IV.  OFFICERS


     SECTION  4.01.  Number.  The principal officers of the Corporation shall be
                     ------
a President, one or more Vice Presidents (the number, precedence and duties thereof to be determined by the Board of Directors), a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors may also designate and elect a Chairman of the Board and may designate one of the Vice Presidents as Executive Vice President. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person, except the offices of President and Secretary and the offices of President and Vice President.

     SECTION  4.02.  Election  and  Term  of  Office.  The  officers  of  the
                     -------------------------------
Corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected or until his or her prior death, resignation or removal.

     SECTION  4.03.  Removal.  Any  officer or agent may be removed by the Board
                     -------
of Directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment shall not of itself create contract rights.

     SECTION  4.04.  Vacancies.  A  vacancy  in  any principal office because of
                     ---------
death, resignation, removal, disqualification or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term.

     SECTION  4.05.  Chairman  of  the  Board.  Anything  in  these  Amended and
                     ------------------------
Restated By-Laws to the contrary, the Chairman of the Board, if one be designated and elected, (a) shall, when present, preside at all meetings of the shareholders and of the Board of Directors, (b) may call a meeting of the Board of Directors, and (c) may sign with the Secretary or other proper officer thereunto authorized by the Board of Directors, deeds, mortgages, bonds, contracts, certificates for shares of the Corporation, the issuance of which shall have been authorized by the Board of Directors or other instrument which the Board of Directors has authorized to be executed except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by the Amended and Restated

By-Laws to some other agent of the Corporation or shall be required by law to be otherwise signed and executed. The Chairman of the Board shall have such other powers and duties as he may be called upon to perform by the Board of Directors. The Chairman shall be the representative of the Board of Directors in the management of the Company. The Chairman shall have the necessary authority and responsibility to manage the affairs of the Company in all its activities and departments in accordance with such policies and orders as may be issued by the Board of Directors or by any of its committees to which it has delegated power for such action. The authority and responsibility of the Chairman of the Board shall include, at the:

          (a) Carrying out all policies established by the Board of Directors and advising on the formation of these policies.

          (b) Developing and submitting to the Board of Directors for approval, a plan of organization for the conduct of the corporation's business and recommend changes when necessary.

          (c) Preparing an annual budget showing the expected revenue and expenditures.

          (d) Selecting, replacing, controlling, retiring and discharging employees; and developing and maintaining personnel policies and practices for the corporation.

          (e) Presenting to the Board of Directors periodic reports reflecting the activities and financial condition of the corporation.

          (f)     Attending  meetings  of  the  Board  of  Directors.

          (g) Delegating such authority and responsibility to such subordinate administrative personnel as is required to enable them to manage the affairs of the corporation during his absence.

          (h) Performing such other duties as may be necessary or from time to time delegated to him by the Board.

     SECTION  4.06.  Chief  Executive  Officer.  The Chief Executive Officer, if
                     -------------------------
one be designated and elected, shall generally act as the duly authorized representative of the Chairman of the Board. The person selected for the position of Chief Executive Officer shall serve at the pleasure of the Board and report directly to the Chairman of the Board. The authority and responsibility of the Chief Executive Officer shall include, at the:

          (a) Carrying out all policies established by the Board of Directors and advising on the formation of these policies.

          (b) Developing and submitting to the Board of Directors for approval, a plan of organization for the conduct of the corporation's business and recommend changes when necessary.

          (c) Preparing an annual budget showing the expected revenue and expenditures.

          (d) Selecting, replacing, controlling, retiring and discharging employees; and developing and maintaining personnel policies and practices for the corporation.

          (e) Presenting to the Board of Directors periodic reports reflecting the activities and financial condition of the corporation.

          (f)     Attending  meetings  of  the  Board  of  Directors.

          (g) Delegating such authority and responsibility to such subordinate administrative personnel as is required to enable them to manage the affairs of the corporation during his absence.

          (h) Performing such other duties as may be necessary or from time to time delegated to him by the Board.

     The Chief Executive Officer shall assist the Chairman of the Board in the discharge of supervisory, managerial and executive duties and functions, and undertake such other duties as from time to time shall be assigned by the Chairman of the Board.

     SECTION  4.07.  President.  The  President shall be the principal operating
                     ---------
officer of the Corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the Corporation. He shall, in the absence of a Chairman of the Board if one be designated, when present, preside at all meetings of the shareholders and of the Board of Directors. He shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the

Corporation as he shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the President. He shall have authority to sign, execute and acknowledge, on behalf of the Corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the Corporation's regular business, or which shall be authorized by resolution of the Board of Directors; and, except as otherwise provided by law or the Board of Directors, he may authorize any Vice President or other officer or agent of the Corporation to sign, execute and acknowledge such documents or instruments in his place and stead. In general he shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

     SECTION 4.08.  The Executive Vice President.  The Executive Vice President,
                    ----------------------------
if one be designated, shall assist the President in the discharge of supervisory, managerial and executive duties and functions. In the absence of the President or in the event of his death, inability or refusal to act, the Executive Vice President shall perform the duties of the President and when so acting shall have all the powers and duties of the President. He shall perform such other duties as from time to time may be assigned to him by the Board of Directors or the President.

     SECTION  4.09.  The  Vice  Presidents.  In  the absence of the President or
                     ---------------------
Executive Vice President, if one be designated, or in the event of his death, inability or refusal to act, or in the event for any reason it shall be impracticable for the President to act personally, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or Assistant Secretary certificates for shares of the Corporation; and shall perform such other duties and have such authority as from time to time may be delegated or assigned to him by the President or by the Board of Directors. The execution of any instrument of the Corporation by any Vice President shall be conclusive evidence, as to third parties, of his authority to act in the stead of the President.

     SECTION  4.10.  The  Secretary.  The Secretary shall:  (a) keep the minutes
                     --------------
of the meetings of the shareholders and of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Amended and Restated By-Laws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep or arrange for the keeping of a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, or a Vice President, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the Corporation; and (g) in general perform all duties and exercise such authority as from time to time may be delegated or assigned to him by the President or by the Board of Directors.

     SECTION  4.11.  The  Treasurer.  If required by the Board of Directors, the
                     --------------
Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; (b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of SECTION 6.04; and (c) in general perform all of the duties incident to the office of Treasurer and have such other duties and exercise such other authority as from time to time may be delegated or assigned to him by the President or by the Board of Directors.

     SECTION 4.12.  Assistant Secretaries and Assistant Treasurers.  There shall
                    ----------------------------------------------
be such number of Assistant Secretaries and Assistant Treasurers as the Board of Directors may from time to time authorize. The Assistant Secretaries may sign with the President or a Vice President certificates for shares of the Corporation the issuance of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties and have such authority as shall from time to time be delegated or assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors.

     SECTION  4.13.  Other  Assistants  and  Acting  Officers.  The  Board  of
                     ----------------------------------------
Directors shall have the power to appoint any person to act as assistant to any officer, or as agent for the Corporation in his stead, or to perform the duties of such officer whenever for any reason it is impracticable for such officer to act personally, and such assistant or acting officer or other agent so appointed by the Board of Directors shall have the power to perform all the duties of the office to which he is so appointed to be assistant, or as to which he is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors.

     SECTION  4.14.  Salaries.  The  salaries of the principal officers shall be
                     --------
fixed from time to time by the Board of Directors or by a duly authorized committee thereof, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

                          ARTICLE V.  CONTRACTS BETWEEN
                         CORPORATION AND RELATED PERSONS


     Any contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any firm of which one or more of its directors are members or employees, or in which he or they are interested, or between the Corporation and any corporation or association of which one or more of its directors are shareholders, members, directors, officers or employees, or in which he or they are interested, shall be valid for all purposes, notwithstanding the presence of such director or directors at the meeting of the Board of Directors of the Corporation which acts upon, or in reference to, such contract or transaction, and notwithstanding his or their participation in such action, if the fact of such interest shall be disclosed or known to the Board of Directors and the Board of Directors shall, nevertheless, authorize, approve and ratify such contract or transaction by a vote of a majority of the directors present, such interested director or directors to be counted in determining whether a quorum is present, but not to be counted as voting upon the matter or in calculating the majority of such quorum necessary to carry such vote. This ARTICLE V shall not be construed to invalidate any contract or other transaction which would otherwise be valid under the common and statutory law applicable thereto.

                      ARTICLE VI.  CONTRACTS, LOANS, CHECKS
                      AND DEPOSITS;  SPECIAL CORPORATE ACTS


     SECTION 6.01.  Contracts.  The Board of Directors may authorize any officer
                    ---------
or officers, agent or agents, to enter into any contract or execute or deliver any instrument in the name of and on behalf of the Corporation, and such authorization may be general or confined to specific instances. In the absence of other designation, all deeds, mortgages and instruments of assignment or pledge made by the Corporation shall be executed in the name of the Corporation by the President or one of the Vice Presidents and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer; the Secretary or an Assistant Secretary, when necessary or required, shall affix the corporate seal thereto; and when so executed no other party to such instrument or any third party shall be required to make any inquiry into the authority of the signing officer or officers.

     SECTION  6.02.  Loans.  No  loans  shall  be  contracted  on  behalf of the
                     -----
Corporation and no evidences of indebtedness shall be issued in its name unless authorized by or under the authority of a resolution of the Board of Directors. Such authorization may be general or confined to specific instances.

     SECTION 6.03.  Checks, Drafts, Etc.  All checks, drafts or other orders for
                    --------------------
the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by or under the authority of a resolution of the Board of Directors.

     SECTION  6.04.  Deposits.  All  funds  of  the  Corporation  not  otherwise
                     --------
employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as may be selected by or under the authority of a resolution of the Board o Directors.

     SECTION  6.05.  Voting  of  Securities  Owned by this Corporation.  Subject
                     -------------------------------------------------
always to the specific directions of the Board of Directors, (a) any shares or other securities issued by any other corporation owned or controlled by this Corporation may be voted at any meeting of security holders of such other corporation by the President of this Corporation if he be present, or in his absence, by any Vice President of this Corporation who may be present, and (b) whenever, in the judgment of the President, or in his absence, of any Vice President, it is desirable for this Corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other corporation and owned by this Corporation, such proxy or consent shall be executed in the name of this Corporation by the President or one of the Vice Presidents of this Corporation, without necessity of any authorization by the Board of Directors, affixation of corporate seal or countersignature or attestation by another officer. Any person or persons designated in the manner above stated as the proxy or proxies of this Corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by this Corporation the same as such shares or other securities might be voted by this Corporation.

                      ARTICLE VII.  CERTIFICATES FOR SHARES
                               AND THEIR TRANSFER


     SECTION  7.01.  Certificates  for Shares.  Certificates representing shares
                     ------------------------
of the Corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except as provided in SECTION 7.05.

     SECTION  7.02.  Facsimile Signatures and Seal.  The seal of the Corporation
                     -----------------------------
on any certificates for shares may be a facsimile. The signatures of the President or Vice President and the Secretary or Assistant Secretary upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation.

     SECTION  7.03.  Signature by Former Officers.  In case any officer, who has
                     ----------------------------
signed or whose facsimile signature has been placed upon any certificate for shares, shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

     SECTION  7.04.  Transfer  of  Shares.  Prior  to  due  presentment  of  a
                     --------------------
certificate for shares for registration of transfer, the Corporation may treat the registered owner of such shares as the person exclusively entitled to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner. Where a certificate for shares is presented to the Corporation with a request to register for transfer, the Corporation shall not be liable to the owner or any other person suffering loss as a result of such registration of transfer if (a) there were on or with the certificate the necessary endorsements, and (b) the Corporation had no duty to inquire into adverse claims or had discharged any such duty. The Corporation may require reasonable assurance that said endorsements are genuine and effective and comply with such other regulations as may be prescribed by or under the authority of the Board of Directors.

                                      VII-1

     SECTION  7.05.  Lost,  Destroyed  or  Stolen Certificates.  Where the owner
                     -----------------------------------------
claims that his certificate or shares has been lost, destroyed or wrongfully taken, then a new certificate shall be issued in place thereof if the owner (a) so requests before the Corporation has notice that such shares have been acquired by a bona fide purchaser and (b) files with the Corporation a sufficient indemnity bond, and (c) satisfies such other reasonable requirements as the Board of Directors may prescribe.

     SECTION 7.06.  Consideration for Shares.  The shares of the Corporation may
                    ------------------------
be issued for such consideration, not less than the par value thereof (if any), as shall be fixed from time to time by the Board of Directors. The consideration to be paid for shares may be paid in whole or in part, in money, in other property, tangible or intangible, or in labor or services actually performed for the Corporation. When payment of the consideration for which shares are to be issued shall have been received by the Corporation, such shares shall be deemed to be fully paid and nonassessable by the Corporation. No certificate shall be issued for any share until such share is fully paid.

     SECTION  7.07.  Restrictions on Transfer.  The face or reverse side of each
                     ------------------------
certificate representing shares shall bear a conspicuous notation of any restriction imposed by the Corporation upon the transfer of such shares.

     SECTION  7.08.  Stock  Regulations.  The  Board of Directors shall have the
                     ------------------
power and authority to make all such further rules and regulations not inconsistent with the statutes of the State of Wisconsin as it may deem expedient concerning the issue, transfer and registration of certificates representing shares of the Corporation.

                                      VII-2

                         ARTICLE VIII.  INDEMNIFICATION


     SECTION  8.01.  Actions  Other  Than by Corporation.  The Corporation shall
                     -----------------------------------
indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or by reason of the fact that such director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or is or was serving at the request of the Corporation as a fiduciary of an employee benefit plan (subject to the provisions of SECTIONS 8.03, 8.04 and 8.05 of this ARTICLE VIII and except as prohibited by law), or as an employee or agent of the corporation against expenses (including attorneys' fees), judgment, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     SECTION  8.02.  Actions  by or in the Right of Corporation.  Any person who
                     ------------------------------------------
was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact he is or was a director or officer of the Corporation, or by reason of the fact that such director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or is or was serving at the request of the Corporation as a fiduciary of an employee benefit plan, or as an employee or agent of the Corporation shall (subject to the provisions of SECTIONS 8.03, 8.04 and 8.05 of this ARTICLE VIII and except as prohibited by law), be indemnified by the Corporation against expenses, including attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not

                                      VIII-1
opposed to the best interests of the Corporation except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     SECTION  8.03.  Successful  Defense  of  Actions.  To  the  extent  that  a
                     --------------------------------
director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding of the type referred to in SECTIONS 8.0l and 8.02 of this ARTICLE VIII, he shall be indemnified by the Corporation against expenses, including attorneys' fees actually and reasonably incurred by him in connection therewith.

     SECTION  8.04.  Procedure  for  Indemnification.  Any indemnification under
                     -------------------------------
SECTIONS 8.01 and 8.02 of this ARTICLE VIII, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of such director or officer of the Corporation is proper in the circumstances because he has met the applicable standard of conduct set forth in said SECTIONS 8.01 and 8.02. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; (b) if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or (c) by the affirmative vote of a majority of the shares entitled to vote thereon. Nothing contained in this ARTICLE VIII shall preclude the Board of Directors from determining, in its discretion, that persons serving as agents or employees of the Corporation or as fiduciaries of an employee benefit plan of the Corporation shall be entitled to the indemnification provided to directors and officers of the Corporation in this ARTICLE VIII.

     SECTION 8.05.  Advance Payment of Expenses.  Expenses, including attorneys'
                    ---------------------------
fees, incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized in a specific case upon receipt of an undertaking by or on behalf of the director, officer, employee, agent or employee benefit plan fiduciary to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this ARTICLE VIII.


                                      VIII-2

     SECTION  8.06.  Other  Rights.  The  indemnification  provided  for in this
                     -------------
ARTICLE VIII shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

     SECTION  8.07.  Severability of Provisions.  The provisions of this ARTICLE
                     --------------------------
VIII and the several rights to indemnification created hereby are independent and severable and, in the event that any such provision and/or right shall be held by a court of competent jurisdiction in which an action relating to such provisions and/or rights is brought to be against public policy or otherwise to be unenforceable, the other provisions of this ARTICLE VIII shall remain enforceable and in full effect.

     SECTION  8.08.  Purchase  of  Insurance.  The  Corporation may purchase and
                     -----------------------
maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or is or was serving at the request of the Corporation as a fiduciary of an employee benefit plan against liability asserted against him or incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this ARTICLE VIII.


                                      VIII-3

                                ARTICLE IX.  SEAL


          The Board of Directors may provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation and the state of incorporation and the words "Corporate Seal."

                             ARTICLE X.  AMENDMENTS


     SECTION 10.01.  By Shareholders.  These Amended and Restated By-Laws may be
                     ---------------
altered, amended or repealed and new By-Laws may be adopted by the shareholders by affirmative vote of not less than a majority of the shares present or represented at any annual or special meeting of the shareholders at which a quorum is in attendance.

     SECTION  10.02.  By Directors.  These Amended and Restated By-Laws may also
                      ------------
be altered, amended or repealed and new By-Laws may be adopted by the Board of Directors by affirmative vote of a majority of the number of directors present at any meeting at which a quorum is in attendance; but no By-Law adopted by the shareholders shall be amended or repealed by the Board of Directors if the By-Law so adopted so provides.

     SECTION  10.03.  Implied Amendments.  Any action taken or authorized by the
                      ------------------
shareholders or by the Board of Directors, which would be inconsistent with the By-Laws then in effect but is taken or authorized by affirmative vote of not less than the number of shares or the number of directors required to amend such By-Laws so that such By-Laws would be consistent with such action, shall be given the same effect as though such By-Laws had been temporarily amended or suspended so far; but only so far, as is necessary to permit the specific action so taken or authorized.


                                      X-1